                          SUPPLEMENT DATED MAY 2, 2005
                                       TO
                         PROSPECTUSES DATED MAY 2, 2005

This Supplement is intended to be distributed with certain Prospectuses dated May 2, 2005 for variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

THIS SUPPLEMENT CHANGES THE PROSPECTUSES AS FOLLOWS:

We have revised the Principal Plus optional benefit described in the Prospectuses, and, subject to state availability, offer a new optional benefit rider that we call "PRINCIPAL PLUS FOR LIFE" or "PPFL." We will continue to make the Principal Plus optional benefit described in the Prospectuses available for purchase in states where approved for a limited period of time after we make the Principal Plus for Life optional benefit available in your state.

WE ADD THE FOLLOWING TO THE SUMMARY - CURRENTLY OFFERED OPTIONAL BENEFITS SECTION OF THE PROSPECTUSES:

Principal Plus for Life. For an additional fee, we guarantee that you may withdraw a percentage of your investment each year until you recover your initial payments(s), even if your contract value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain contract years. Depending on market performance, we may also increase or "Step-Up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amount we guarantee for future withdrawals. We refer to the amount we guarantee under Principal Plus for Life as the "GUARANTEED WITHDRAWAL BENEFIT", "GWB" or "ADJUSTED GWB." We refer to the guaranteed amount that you may withdraw each year as the "GUARANTEED WITHDRAWAL AMOUNT" or "GWA." The initial GWB equals your purchase payment(s) for the contract and the initial GWA equals 5% of the initial payments(s). When you reach 65, we will calculate a guaranteed amount that you can withdraw each year during the accumulation period, even if your contract value and the GWA reduce to zero, as long as you live. We refer to this withdrawal amount as the "LIFETIME INCOME AMOUNT" or "LIA." The LIA may be increased by Bonuses and Step-Ups, or decreased as provided in the rider.

IF YOU ELECT TO PURCHASE PRINCIPAL PLUS FOR LIFE YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE WITH THIS BENEFIT. (We describe these investment options on page 6 of this Supplement.)

Principal Plus for Life is available only at contract issue and cannot be revoked once elected. Principal Plus for Life is not available for qualified contracts if you (or any joint owner) are over age 80. For a full description of Principal Plus for Life including benefits and limitations, see "OPTIONAL BENEFITS."

WE ADD THE FOLLOWING TO THE FEE TABLES SECTION OF THE PROSPECTUSES:

FEES DEDUCTED FROM CONTRACT VALUE FOR CURRENTLY OFFERED OPTIONAL BENEFITS
-------------------------------------------------------------------------
Principal Plus for Life (as a percentage of the Adjusted GWB)#
   Maximum fee                                                                  0.75%#
   Current fee                                                                  0.40%#

----------
# The current charge is 0.40%. We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value. The charge is deducted on an annual basis from the contract value.

WE ADD THE FOLLOWING TO THE OPTIONAL BENEFITS SECTION OF THE PROSPECTUSES:

PRINCIPAL PLUS FOR LIFE

The optional Principal Plus for Life rider provides a guaranteed minimum withdrawal benefit during the accumulation period. You may elect Principal Plus for Life at the time the contract is issued, provided:

      - Principal Plus for Life is available for sale in the state where the contract is sold;

      - you limit your investment of purchase payments and contract value to the investment options we make available with Principal Plus for Life;

      - the oldest owner has not yet attained age 81 (for Qualified contracts only).

We reserve the right to accept or refuse to issue Principal Plus for Life at our sole discretion. Once Principal Plus for Life is elected, its effective date will be the Contract Date and it is irrevocable. If you elect Principal Plus for Life, there is an additional annual fee of 0.40% (as a percentage of Adjusted
GWB). (We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value.) The charge is deducted on an annual basis from the contract value (see "Principal Plus for Life Fee" below).

DEFINITIONS. We use the following definitions to describe how Principal Plus for Life works:

Guaranteed Withdrawal    - The total amount guaranteed to be available for
Balance                    future periodic withdrawals during the accumulation
"GWB"                      period.

                         - The initial GWB is equal to your initial payment(s).

                         - The maximum GWB is $5,000,000.


Guaranteed Withdrawal    - The amount guaranteed to be available each contract
Amount                     year for withdrawal during the accumulation period
"GWA"                      until the GWB is depleted.

                         - The initial GWA is equal to 5% of the initial GWB.

Covered Person           - The person whose life is used to determine the
                           duration of the LIA payments.

                         - The oldest Owner at issue of the Rider or the oldest
                           Annuitant in the case of a non-natural owner.

Life Income Amount       - The amount guaranteed to be available each contract
"LIA"                      year for withdrawal during the accumulation period
                           after the Covered Person has attained age 65 and
                           while that Covered Person remains alive as an owner
                           or annuitant of the contract.

                         - We determine the initial LIA on the contact
                           anniversary following the date the Covered Person attains age 65 (or the date you purchase the benefit, if later.)

                         - The initial LIA is equal to 5% of the GWB at the time
                           we make our determination.

For purposes of the following description of Principal Plus for Life, "withdrawal" refers to the amount withdrawn, including any applicable withdrawal charges.

OVERVIEW.

Principal Plus for Life guarantees that each Contract Year during the accumulation period: (1) you may take withdrawals up to an amount equal to the GWA until your GWB is depleted, even if your contract value reduces to zero; and
(2) even if your GWB is depleted and your contract value reduces to zero, you may take withdrawals up to an amount equal to the LIA each Contact Year after the Covered Person attains age 65, as long as that Covered Person is alive and an owner or annuitant under the contract.

The GWA, GWB and LIA may increase as a result of additional purchase payments (see "Additional Purchase Payments") and may also increase on certain dates when the GWB can increase or "Step-Up" to equal your contract value (see "Step-Up of GWB, GWA and LIA.")

The actual amount you withdraw in any Contract Year will also affect certain features of Principal Plus for Life:

      - If you make no withdrawals during certain Contract Years, the GWB, GWA and/or LIA may increase by a Bonus. (See "Bonus Qualification and Effect.")

      - If your withdrawals (including any applicable withdrawal charges) are less than the full GWA available in any Contract Year, the remaining GWA cannot be carried forward to the next Contract Year.

      - If your withdrawals (including any applicable withdrawal charges) are more than the GWA in any Contract Year, we will reset the GWB, thereby possibly reducing the guaranteed minimum withdrawal benefit provided under Principal Plus for Life to an amount less than the sum of all purchase payments. The reset of the GWB may also result in a reset of the GWA. (See " Effect of Withdrawals.") If your withdrawals are part of a series of "Life Expectancy Distributions," however, we do not reset the GWB. (See "Life Expectancy Distributions.")

      - If your withdrawals (including any applicable withdrawal charges) are more than the LIA in any Contract Year, we will reset the LIA for future Contract Years, which may also possibly reduce the guaranteed minimum withdrawal benefit provided under Principal Plus for Life to an amount less than the sum of all purchase payments. (See "Effect of Withdrawals.")

If you purchase Principal Plus for Life, withdrawals will continue to be subject to the same conditions, limitations and restrictions as withdrawals otherwise made under the contract. For example, withdrawals will reduce the contract value by the amount withdrawn including any applicable withdrawal charge and will reduce the death benefit. (See "Death Benefit During Accumulation Period.")

SINCE THE BENEFIT OF PRINCIPAL PLUS FOR LIFE IS ACCESSED THROUGH WITHDRAWALS, THE PURCHASE OF PRINCIPAL PLUS FOR LIFE MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. PRIOR TO ELECTING PRINCIPAL PLUS FOR LIFE, YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL ADVISORS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH PRINCIPAL PLUS FOR LIFE.

ADDITIONAL PURCHASE PAYMENTS. On or after the first Contract Anniversary, no additional purchase payments will be accepted without our prior approval that either:

      (a)   exceed $100,000 or

      (b) cause the total of all additional purchase payments received since the first Contract Anniversary to exceed $100,000.

Limitations on additional payments may vary by state. In addition, we will not accept additional purchase payments under Qualified Contracts after the owner (or joint owners) attains age 81. If you purchase Principal Plus for Life with a contract issued as an IRA, no purchase payments, except those qualifying as "rollover contributions," may be made to your IRA for the year that you attain age 70 1/2 and subsequent years. You should consult with a qualified tax advisor prior to electing Principal Plus for Life for further information on tax rules affecting Qualified Contracts and/or IRAs.

The total GWB will increase by the amount of each additional purchase payment we accept (subject to the maximum GWB limit of $5 million), and the GWA and the LIA usually will increase:

      -     in the case of the GWA, to equal the lesser of:

            -     5% of the GWB immediately after the purchase payment; or

            - the GWA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment, and

      -     in the case of the LIA, to equal the lesser of:

            -     5% of the GWB immediately after the purchase payment; or

            - the LIA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment.

FOR ALL CONTRACTS, NOTWITHSTANDING THE ABOVE, WE RESERVE THE RIGHT TO REFUSE TO ACCEPT ADDITIONAL PURCHASE PAYMENTS AT ANY TIME AFTER THE FIRST CONTRACT ANNIVERSARY TO THE EXTENT PERMITTED IN THE STATE WE ISSUE YOUR CONTRACT.

STEP-UP OF GWB, GWA AND LIA. If the contract value on any Step-Up Date is greater than the GWB on that date, we will automatically increase ("Step-Up") the GWB to equal the contract value (subject to the maximum GWB limit of $5 million). Each time we apply a Step-Up, we will also recalculate the GWA, the LIA, and the Rider Fee (See "Principal Plus for Life Fee.") The GWA will equal the greater of the GWA prior to the Step-Up or 5% of the contract value after the Step-Up and the LIA will equal the greater of the LIA prior to the Step-Up or 5% of the contract value after the Step-Up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity to decline the automatic Step-Up. (See "Principal Plus for Life Fee.") The Step-Up Dates are every 3rd (e.g. 3rd, 6th, 9th ...etc.) Contract Anniversary after the Contract Date, up to and including the 30th Contract Anniversary while the Principal Plus for Life Benefit is in effect.

If you decline an automatic Step-Up, you will have the option to elect to Step-Up the GWB (as well as the GWA and LIA) within 30 days of subsequent Step-Up Dates. If you decide to Step-Up the GWB, we will thereafter resume automatic Step-Ups.

BONUS QUALIFICATION AND EFFECT. We will increase the GWB at the end of each Contract Year during the Principal Plus for Life's Bonus Period if no withdrawals are taken during that Contract Year. For these purposes, the Bonus Period is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80. Each time you qualify for a Bonus, we will increase the GWB:

      - by an amount equal to 5% of total purchase payments to the contract if you did not previously Step-Up the GWB and/or we did not previously Reset the GWB (see "Effects of Withdrawals" below), or

      - by an amount equal to 5% of the GWB immediately after the latest Step-Up or Reset, increased by any purchase payments received since such latest Step-Up or Reset.

Each time we apply a bonus to the GWB, we will also recalculate the GWA and the LIA. The GWA will equal the greater of GWA prior to the bonus or 5% of the GWB after the bonus. The LIA will equal the greater of the LIA prior to the bonus or 5% of the GWB after the bonus.

EFFECT OF WITHDRAWALS. Your GWB usually will decrease if you make a withdrawal. If total withdrawals during a Contract Year are less than or equal to the GWA, then the GWB will decrease by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), we will automatically reduce or "Reset" the GWB to equal the lesser of:

      -     the contract value immediately after the withdrawal; or

      - the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the GWB, we also recalculate the GWA. The GWA will equal the lesser of (a) the GWA prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new GWB value. We will also recalculate the LIA if a withdrawal causes total withdrawals during a Contract Year to exceed the LIA (or if total withdrawals during a Contract Year have already exceeded the LIA). In that case, the LIA will equal the lesser of (a) the LIA prior to the withdrawal or (b) 5% of the greater of the contract value immediately after the withdrawal or the new GWB value.

In certain circumstances, however, we will not reset the GWB, GWA and/or the LIA, even where a withdrawal would exceed the GWA and/or LIA for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us. (See "Life Expectancy Distributions.")

Your GWA will not change due to a withdrawal if total withdrawals during a Contract Year are less than or equal to the GWA. Similarly, your LIA will not change due to a withdrawal if total withdrawals during a Contract Year are less that or equal to the LIA.

IF YOU TAKE ANY WITHDRAWALS PRIOR TO THE CONTRACT YEAR IN WHICH THE COVERED PERSON ATTAINS AGE 65, THE INITIAL AMOUNT OF THE LIA MAY BE LESS THAN THE GWA. IN ADDITION, IF YOU CONTINUE TO TAKE WITHDRAWALS IN EXCESS OF THE LIA, YOU MAY EVENTUALLY LOSE ANY BENEFIT BASED ON THE LIA, EVEN IF THE AMOUNT YOU WITHDRAW EACH YEAR IS LESS THAN OR EQUAL TO THE GWA.

The Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the GWA reduces the contract value to zero but either the GWB or the LIA immediately after the withdrawal is greater than zero (See "Settlement Phase"). The Principal Plus for Life benefit terminates if the contract value, GWB and LIA immediately after a withdrawal are all equal to zero (See "Rider Fee" and "Termination.")

LIFE EXPECTANCY DISTRIBUTIONS. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

      -     pursuant to Internal Revenue Code ("Code") Section 72(q)(2)(D) or
            Section 72(t)(2)(A)(iv) upon the request of the owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

      - pursuant to Code Section 72(s)(2) upon the request of the owner (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

WE BASE OUR "LIFE EXPECTANCY" CALCULATIONS ON OUR UNDERSTANDING AND INTERPRETATION OF THE REQUIREMENTS UNDER TAX LAW APPLICABLE TO PRE-59 1/2 DISTRIBUTIONS, REQUIRED MINIMUM DISTRIBUTIONS, NON-QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS AND QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS. YOU SHOULD DISCUSS THESE MATTERS WITH YOUR TAX ADVISOR PRIOR TO ELECTING PRINCIPAL PLUS FOR LIFE.

Each withdrawal under our Life Expectancy Distribution program will reduce your contract value and your GWB. We will not, however, Reset your GWB, GWA or LIA if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the GWA or LIA, as applicable.

WE WILL NOT MAKE ANY FURTHER WITHDRAWALS UNDER OUR LIFE EXPECTANCY DISTRIBUTION PROGRAM IF BOTH THE CONTRACT VALUE AND THE GWB ARE DEPLETED TO ZERO, EVEN IF THE LIA IS GREATER THAN ZERO AT THAT TIME.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for contracts issued in connection with certain Section 403(b) plans is NOT available if you elect Principal Plus for Life.

SETTLEMENT PHASE. Principal Plus for Life enters a "settlement phase" if you make a withdrawal that, together with all other withdrawals during the Contract Year, is equal to or less than the GWA, but the withdrawal reduces the contract value to zero and either the GWB or the LIA immediately after the withdrawal is still greater than zero. During this phase, the contract will continue but all other rights and benefits under the contract will terminate, additional purchase payments will not be accepted and we will not deduct any charge for the Principal Plus for Life benefit.

During Principal Plus for Life's settlement phase, we will automatically pay settlement payments to you each Contract Year while the Covered Person is alive for an amount no greater than the GWA, or Life Expectancy Distribution if applicable (See "Life Expectancy Distributions"), until the GWB is depleted. We will recalculate the LIA each time we make a settlement payment, and may reduce the LIA by treating the settlement payment as a withdrawal (see "Effect of Withdrawals," above). If the Covered Person is alive when the GWB is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime that are equal to the LIA.

Upon the Covered Person's death, we will reduce the LIA to zero, and make any remaining settlement payments to the Beneficiary for an amount no greater than the GWA, until the GWB is depleted. The settlement payments will be paid no less frequently than annually.

If any owner dies during Principal Plus for Life's settlement phase, we will not pay any death benefits under the contract, other than any remaining settlement payments that may become due. These remaining settlement payments are payable to the Beneficiary in the manner described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

EFFECT OF PAYMENT OF DEATH BENEFIT. If any owner dies during the Accumulation Period but before Principal Plus for Life's settlement phase and the Beneficiary elects not to take the death benefit as a lump sum under the terms of the contract, the following will apply:

IF THE BENEFICIARY IS:                  THEN PRINCIPAL PLUS FOR LIFE:
----------------------                  -----------------------------
The Covered Person                      Will continue and the Beneficiary remains
                                        eligible for LIA. If the LIA has not been
                                        determined prior to the payment of any
                                        portion of the death benefit, we will
                                        determine the initial LIA on an
                                        anniversary of the date we determine the
                                        death benefit after the Covered Person
                                        has reached age 65. We will continue to
                                        charge the Principal Plus for Life fee,
                                        and we will automatically Step-Up the
                                        GWB to equal the initial death benefit
                                        we determine, if greater.

Other than the Covered Person           Will not continue with respect to the LIA,
                                        but will continue with respect to the GWA only if
                                        the death benefit or the GWB is greater
                                        than zero. We will continue to charge
                                        the Principal Plus for Life fee, and we
                                        will automatically Step-Up the GWB to
                                        equal the initial death benefit we
                                        determine, if greater.

IF THE BENEFICIARY IS:                  THEN PRINCIPAL PLUS FOR LIFE:
----------------------                  -----------------------------
The deceased owner's spouse             Will continue (as described above for the
                                        Covered Person or Other than the Covered Person,
                                        as applicable) and will remain eligible
                                        for any remaining Bonuses and Step-Ups.
                                        We will change the date we calculate and
                                        apply any remaining Bonuses and Step-Ups
                                        to future anniversaries of the date we
                                        determine the initial death benefit. If
                                        a withdrawal would deplete the contract
                                        value to zero, and the GWB is still
                                        greater than zero, Principal Plus for
                                        Life will enter the settlement phase.

Other than the deceasedowner's spouse   Will continue (as described above for the
                                        Covered Person or Other than the Covered Person,
                                        as applicable) but will not remain
                                        eligible for any remaining Bonuses and
                                        Step-Ups. If a withdrawal would deplete
                                        the contract value to zero, and the GWB
                                        is still greater than zero, Principal
                                        Plus for Life will enter the settlement
                                        phase.

If Principal Plus for Life continues (as described above) and death benefit distributions deplete the death benefit to zero, any settlement payments that may be due as part of Principal Plus for Life's settlement phase are payable to the Beneficiary in the manner described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

INVESTMENT OPTIONS

While Principal Plus for Life is in effect, under our current rules you must invest 100% of your contract value at all times either:

      a) among the Lifestyle and Money Market Portfolio investment options currently available with Principal Plus for Life (see "Lifestyle and Money Market Portfolio Investment Options Available with Principal Plus for Life," below); or

      b) in a manner consistent with any one of the Model Allocations currently available with Principal Plus for Life (see "Model Allocations Available with Principal Plus for Life" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided 100% of your contract value is transferred. Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. (See "ACCUMULATION PERIOD PROVISIONS - Withdrawals.") Subsequent purchase payments will be allocated in accordance with your instructions, subject to the restrictions described herein. All investment options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH MODEL ALLOCATION OR INVESTMENT OPTION AVAILABLE WITH PRINCIPAL PLUS IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Lifestyle and Money Market Portfolio Investment Options Available with Principal Plus for Life. You may allocate your contract value to any one, or any combination, of the Money Market or the Lifestyle Portfolio investment options currently available with Principal Plus for Life and you may also use our Dollar Cost Averaging ("DCA") program from the Money Market Portfolio or the DCA fixed account investment option in connection with your selected investment options.

The Lifestyle and Money Market Portfolio investment options currently available with Principal Plus for Life are the same as those available with Principal Plus. See the "Lifestyle and Money Market Portfolio Investment Options Available with Principal Plus" section of the Prospectus.

Model Allocations Available with Principal Plus for Life. You may allocate your entire contract value to one of the Model Allocations currently available with Principal Plus for Life and you may also use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option in connection with your selected Model Allocation. You must, however, rebalance your entire contract value to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between investment options other than to transfer 100% of your contract value to another Model Allocation or 100% to any one, or any combination of, the Lifestyle and Money Market Portfolio Investment Options available with Principal Plus for Life.

The Model Allocations currently available with Principal Plus for Life are the same as those available with Principal Plus. See the "Model Allocations Available with Principal Plus" section of the Prospectus.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. If we restrict an investment option, we will not allow transfers into the restricted investment option and you may not allocate purchase payments to the restricted investment option after the date of the restriction. Any amounts you allocated to an investment option before we imposed restrictions will not be affected by such restrictions as long as it remains in that investment option. Any amounts you allocate to Fixed Investment Options may be renewed subject to the terms of the contract.

We also reserve the right to limit the actual percentages you may allocate to certain investment options under the Model Allocations, to require that you choose certain investment options in conjunction with other investment options under the Model Allocations, to limit your ability to transfer between existing investment options and/or to require you to periodically rebalance existing variable investment accounts to the percentages we require.

TERMINATION. You may not terminate the Principal Plus for Life rider once it is in effect. However, Principal Plus for Life will terminate automatically upon the earliest of:

      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the contract;

      -     the date an Annuity Option under the contract begins

      -     the date the contract value, the GWB and the LIA all equal zero; or

      -     termination of the contract.

PRINCIPAL PLUS FOR LIFE FEE. To compensate us for assuming risks associated with Principal Plus for Life, we charge an annual fee on each Contract Anniversary. The Principal Plus fee is equal to 0.40% of the "Adjusted GWB." The Adjusted GWB is the GWB that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent purchase payments made during the Contract Year prior to the current Contract Anniversary. The Principal Plus for Life fee is withdrawn from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the contract value. The Principal Plus for Life fee will not be deducted during Principal Plus for Life's settlement phase or after the Maturity Date once an Annuity Option under the contract begins.

WE RESERVE THE RIGHT TO INCREASE THE PRINCIPAL PLUS FEE ON THE EFFECTIVE DATE OF EACH STEP-UP. IN SUCH A SITUATION, THE PRINCIPAL PLUS FEE WILL NEVER EXCEED 0.75%.

If a withdrawal is taken on any date other than the Contract Anniversary and such withdrawal (a) causes total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, we will deduct a pro rata share of the Principal Plus fee from the amount otherwise payable. The Principal Plus fee will be determined based on the Adjusted GWB. For purposes of determining the Principal Plus fee, a total withdrawal will be deemed to have been taken on the date the death benefit is determined and once the Maturity Date is reached.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and Principal Plus continues, for purposes of this "Principal Plus Fee" discussion, the anniversaries of the date the death benefit was determined will be considered to be the Contract Anniversaries.

THE ADDITION OF PRINCIPAL PLUS FOR LIFE TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED ANNUALLY FOR THIS BENEFIT AND THE COVERED PERSON MUST ATTAIN AGE 65 AND REMAIN LIVING FOR YOU TO RECEIVE CERTAIN BENEFITS. FURTHERMORE, PRINCIPAL PLUS FOR LIFE LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT, CONTAINS AGE CAPS AND LIMITATIONS ON A CONTRACT OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES, AND PROVIDES NO GUARANTEED WITHDRAWAL BENEFITS ONCE PAYMENTS BEGIN UNDER ANY OF THE ANNUITY OPTIONS DESCRIBED IN THE PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER EACH OF THESE FACTORS BEFORE DECIDING IF PRINCIPAL PLUS FOR LIFE IS SUITABLE FOR YOUR NEEDS, ESPECIALLY AT OLDER AGES.

WE ADD THE FOLLOWING TO THE FEDERAL TAX MATTERS - TAXATION OF ANNUITIES IN GENERAL SECTION OF THE PROSPECTUSES:

TAXATION OF PRINCIPAL PLUS FOR LIFE BENEFITS. Principal Plus for Life provides benefits that differ from those traditionally offered under variable annuity contracts. If this rider is in effect, the contract owner or his or her beneficiary may be entitled to take withdrawals under the Guaranteed Withdrawal Amount or Life Income Amount provisions of the rider even if the contract value is zero. Such withdrawals are treated as withdrawals for income tax purposes, and if the investment in the contract has been fully recovered, they are fully includible in income.

EXAMPLES

Example 1. Assume a single purchase payment of $100,000 at Covered Person's age 55, no additional purchase payments are made, withdrawals equal to the GWA are taken beginning in year 11. Also assume that the Contract Value is less than the GWB at the eligible Step-Up Dates, so there is no Step-Up and the Covered Person survives at least 31 years from issue.

                                                                                              GWB ON
CONTRACT          PURCHASE                                     WITHDRAWAL                     CONTRACT
YEAR              PAYMENTS       GWA            LIA            TAKEN           BONUS          ANNIVERSARY
----              --------       ---            ---            -----           -----          -----------
At issue          $100,000       N/A            N/A            $0              $0             $100,000
1                 0              $5,000         N/A            0               5,000          105,000
2                 0              5250           N/A            0               5,000          110,000
3                 0              5,500          N/A            0               5,000          115,000
4                 0              5,750          N/A            0               5,000          120,000
5                 0              6,000          N/A            0               5,000          125,000
6                 0              6,250          N/A            0               5,000          130,000
7                 0              6,500          N/A            0               5,000          135,000
8                 0              6,750          N/A            0               5,000          140,000
9                 0              7,000          N/A            0               5,000          145,000
10                0              7,250          N/A            0               5,000          150,000
11                0              7,500          $7,500         7,500           0              142,500
12                0              7,500          7,500          7,500           0              135,000
13                0              7,500          7,500          7,500           0              127,500
14                0              7,500          7,500          7,500           0              120,000
15                0              7,500          7,500          7,500           0              112,500
20                0              7,500          7,500          7,500           0              75,000
25                0              7,500          7,500          7,500           0              37,500
30                0              7,500          7,500          7,500           0              0
31+               0              0              7,500          7,500           0              0

Example 2. Assume an initial purchase payment of $100,000 at Covered Person's age 65, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the GWA is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the contract value at the end of year 3 is less than the GWB so there is no step-up.

                                GWA AFTER      LIA AFTER                                     GWB ON
CONTRACT         PURCHASE       PURCHASE       PURCHASE       WITHDRAWAL                     CONTRACT
YEAR             PAYMENTS       PAYMENT        PAYMENT        TAKEN           BONUS         ANNIVERSARY
----             --------       -------        -------        -----           -----         -----------
At issue         $100,000       --             N/A            $0              $0            $100,000
1                0              $5,000         $5,000         0               5,000          105,000
2                10,000         5,750          5,750          0               5,500          120,500
3                0              6,025          6,025          6,025           0              114,475
4                0              6,025          6,025          0               5,500          119,975
5                0              6,025          6,025          0               5,500          125,475

Example 3. Assume a single purchase payment of $100,000 at age 63, no additional purchase payments are made, the GWB Steps-Up at the end of Contract Year 3, withdrawals equal to the GWA are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the GWA is taken at the end of Contract Year 5 (resulting in a reset). Since withdrawals are taken every year, there are no bonuses.


                                                                               HYPOTHETICAL
                                                                               CONTRACT
                                                                               VALUE ON
                                                                               CONTRACT
                                 GWA AFTER      LIA AFTER                      ANNIVERSARY        GWB ON
CONTRACT          PURCHASE       PURCHASE       PURCHASE       WITHDRAWAL      PRIOR TO          CONTRACT
YEAR              PAYMENTS       PAYMENT        PAYMENT        TAKEN           RIDER FEE        ANNIVERSARY
----              --------       -------        -------        -----           ---------        -----------
At issue          $100,000       $--            $--            $--             $--               $100,000
1                 0              5,000           --            5,000           102,000             95,000
2                 0              5,000           --            5,000           103,828             90,000
3                 0              5,000          4,500          5,000           105,781            105,781
4                 0              5,289          5,289          5,289           94,946             100,492
5                 0              5,289          5,289          10,000          79,898              79,898
6                 0              3,995          3,995


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